Exhibit 99.2
Three Months Ended December 31, 2005
Dollars in thousands, except per share data, unless otherwise disclosed
Updated as of February 9, 2006

Quarterly Supplemental Data Report is also available on the Company’s website — www.healthcarerealty.com
Bethany A. Mancini (615) 269-8175
Email: BMancini@healthcarerealty.com

Healthcare Realty Trust Supplemental Data Report Three Month Ended December 31, 2005	Page 1 of 14

1) CONSOLIDATED BALANCE SHEETS

	(Unaudited)
ASSETS	Dec. 31, 2005	Dec. 31, 2004
Real estate properties (1):
Land	$133,195	$137,470
Buildings, improvements and lease intangibles	1,670,884	1,660,690
Personal property	21,932	16,327
Construction in progress	7,030	18,826

	1,833,041	1,833,313
Less accumulated depreciation	(315,794)	(270,519)

Total real estate properties, net	1,517,247	1,562,794

Cash and cash equivalents	7,037	2,683

Mortgage notes receivable	105,795	40,321

Assets held for sale, net (2)	21,415	61,246

Other assets, net	96,158	83,766

Total assets	$1,747,652	$1,750,810

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Notes and bonds payable	$778,446	$719,264

Accounts payable and accrued liabilities	30,774	28,279

Other liabilities	25,964	22,651

Total liabilities	835,184	770,194

Commitments and contingencies	0	0

Stockholders’ equity:
Preferred stock, $.01 par value; 50,000,000 shares authorized; issued and outstanding, none	0	0

Common stock, $.01 par value; 150,000,000 shares authorized; issued and outstanding, 2005 — 47,768,148; 2004 — 47,701,108	478	477

Additional paid-in capital	1,220,522	1,218,137

Deferred compensation	(13,013)	(15,153)

Cumulative net income	595,401	542,733

Cumulative dividends	(890,920)	(765,578)

Total stockholders’ equity	912,468	980,616

Total liabilities and stockholders’ equity	$1,747,652	$1,750,810

(1)	Total weighted average depreciable life is 34.3 years. (see schedule 5)

(2)	In accordance with SFAS No. 144, “Accounting for Impairment or Disposal of Long-Lived Assets,” the Company reported assets as held for sale and included them in discontinued operations on the Company’s income statement.

Healthcare Realty Trust Supplemental Data Report Three Month Ended December 31, 2005	Page 2 of 14

2) CONSOLIDATED STATEMENTS OF INCOME (1)

	For the Three Months		For the Twelve Months
	Ended December 31,		Ended December 31,
	2005	2004	2005	2004

	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
REVENUES
Master lease rental income	$19,095	$17,921	$73,444	$69,928
Property operating income	33,922	32,588	135,375	108,806
Straight-line rent	1,402	769	259	1,487
Mortgage interest income	2,827	1,180	9,103	8,766
Other operating income (2)	9,643	8,817	36,355	33,727

	66,889	61,275	254,536	222,714

EXPENSES
General and administrative	4,084	4,121	16,090	13,687
Property operating expenses	19,232	18,289	72,841	57,360
Other operating expenses (2)	4,058	3,801	15,937	14,517
Bad debt expense	1,177	103	1,308	(212)
Interest	13,049	11,388	48,969	43,899
Depreciation	11,515	11,588	50,058	43,122
Amortization (3)	2,981	3,152	12,190	8,155

	56,096	52,442	217,393	180,528

INCOME FROM CONTINUING OPERATIONS	10,793	8,833	37,143	42,186

DISCONTINUED OPERATIONS
Operating income from discontinued operations	897	3,416	8,755	14,557
Gain on sale of real estate properties and impairments, net	(3)	(607)	6,770	(1,210)

	894	2,809	15,525	13,347

NET INCOME	$11,687	$11,642	$52,668	$55,533

BASIC EARNINGS PER COMMON SHARE:

INCOME FROM CONTINUING OPERATIONS PER COMMON SHARE	$0.23	$0.19	$0.80	$0.97

DISCONTINUED OPERATIONS PER COMMON SHARE	$0.02	$0.06	$0.33	$0.30

NET INCOME PER COMMON SHARE	$0.25	$0.25	$1.13	$1.27

DILUTED EARNINGS PER COMMON SHARE:

INCOME FROM CONTINUING OPERATIONS PER COMMON SHARE	$0.23	$0.19	$0.78	$0.94

DISCONTINUED OPERATIONS PER COMMON SHARE	$0.02	$0.06	$0.33	$0.30

NET INCOME PER COMMON SHARE	$0.25	$0.25	$1.11	$1.24

WTD AVERAGE COMMON SHARES OUTSTANDING — BASIC	46,488,468	46,377,130	46,465,215	43,706,528

WTD AVERAGE COMMON SHARES OUTSTANDING — DILUTED	47,429,525	47,348,772	47,406,798	44,627,475

(1)	The income statements do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

(2)	Includes the operations of the properties consolidated in the Company’s consolidated financial statements as required in FIN 46(R) as variable interest entities.

(3)	Financial Accounting Standards Board (“FASB”) Statement No. 141 requires that the purchase price of real estate operations be allocated between the land, the physical building as if the building was vacant when acquired, the lease intangible assets, the goodwill, and the customer relationship assets acquired. The purchase price allocated to the lease intangible assets is amortized over the remaining lease term, typically one to five years, compared to the estimated depreciable life of the building of 39 years.

Healthcare Realty Trust Supplemental Data Report Three Months Ended December 31, 2005	Page 3 of 14

2) CONSOLIDATED STATEMENTS OF INCOME (cont.)
     RECONCILIATION OF NET INCOME TO TAXABLE INCOME (unaudited)

	For the Three Months		For the Twelve Months
	Ended December 31,		Ended December 31,
	2005	2004	2005	2004
Net income	$11,687	$11,642	$52,668	$55,533

Depreciation and amortization	3,181	4,951	15,519	12,189
Gain or Loss on disposition of depreciable assets	(764)	1,182	2,851	667
Straight-line rent	(1,402)	(726)	(97)	(1,569)
Other	8,971	655	13,276	3,990

	9,986	6,062	31,549	15,277

Taxable Income (1)	$21,673	$17,704	$84,217	$70,810

(1) Before REIT dividend paid deduction

NOTE:	The differences between financial statement net income and REIT taxable income arise from income and expenses included in net income that are nontaxable or nondeductible, respectively, for federal income tax purposes, or that are taxable or deductible, respectively, in another period or periods due to timing differences between the methods of accounting appropriate under generally accepted accounting principles and those required for federal income tax purposes. Such differences for the Company include those listed above in detail and other differences, which are attributable to deferred rents, reserves for doubtful accounts and other contingencies, prepaid expenses, deferred compensation, nondeductible expenses, nontaxable income, purchase accounting differences arising from tax-free reorganizations, and other differences between GAAP and federal income tax accounting methods.

Healthcare Realty Trust Supplemental Data Report Three Month Ended December 31, 2005	Page 4 of 14

3) STATEMENT OF CASH FLOWS

	For the Three Months		For the Twelve Months
	Ended December 31,		Ended December 31,
	2005	2004	2005	2004

	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$11,687	$11,642	$52,668	$55,533
Non-cash items:
Depreciation and amortization — real estate	14,559	15,767	62,758	54,639
Depreciation and amortization — other	322	2,096	1,544	2,781
Gain on sale of real estate	—	—	(7,483)	—
Impairments due to sale of real estate	3	607	713	1,210
Deferred compensation amortization	843	891	3,678	3,554
Increase in deferred post-retirement benefits	546	320	1,254	902
Provision for bad debt	1,177	103	1,308	(212)
Increase in straight-line rent	(1,404)	(790)	(99)	(1,022)

Total non-cash items	16,046	18,994	63,673	61,852

Other items:
Increase (decrease) in other liabilities	(111)	1,169	(231)	4,508
(Increase) decrease in other assets	(161)	2,955	(9,708)	(1,858)
Increase (decrease) in accounts payable and accrued liabilities	(14,177)	(11,246)	2,505	6,203

Total other items	(14,449)	(7,122)	(7,434)	(8,853)

Net cash provided by operating activities	13,284	23,514	108,907	126,238

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition and development of real estate properties	(12,994)	(16,711)	(102,819)	(355,470)
Funding of mortgages and notes receivable	(11,320)	(558)	(76,636)	(3,465)
Proceeds from sales of real estate	—	5,000	130,079	10,189
Proceeds from mortgage and notes repayments	591	18,540	6,265	48,636

Net cash provided by (used in) investing activities	(23,723)	6,271	(43,111)	(300,110)

CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings on notes and bonds payable	87,100	57,000	250,348	565,494
Repayments on notes and bonds payable	(43,545)	(57,891)	(187,296)	(436,689)
Dividends paid	(31,520)	(30,759)	(125,342)	(115,700)
Debt issuance costs	—	—	—	(2,566)
Proceeds from issuance of common stock	55	483	848	161,099

Net cash provided by (used in) financing activities	12,090	(31,167)	(61,442)	171,638

Increase (decrease) in cash and cash equivalents	1,651	(1,382)	4,354	(2,234)
Cash and cash equivalents, beginning of period	5,386	4,065	2,683	4,917

Cash and cash equivalents, end of period	$7,037	$2,683	$7,037	$2,683

4) RECONCILIATION OF FUNDS FROM OPERATIONS (1) — Unaudited

	For the Three Months		For the Twelve Months
	Ended December 31,		Ended December 31,
	2005	2004	2005	2004

Net Income(2)	$11,687	$11,642	$52,668	$55,533

Net Gain on Sale of Real Estate Properties	0	0	(7,483)	0
Real Estate Depreciation and Amortization	14,559	15,767	62,758	54,639

Total Adjustments	14,559	15,767	55,275	54,639

Funds From Operations — Basic and Diluted	$26,246	$27,409	$107,943	$110,172

Funds From Operations Per Common Share — Basic	$0.56	$0.59	$2.32	$2.52

Funds From Operations Per Common Share — Diluted	$0.55	$0.58	$2.28	$2.47

Wtd Average Common Shares Outstanding — Basic	46,488,468	46,377,130	46,465,215	43,706,528

Wtd Average Common Shares Outstanding — Diluted	47,429,525	47,348,772	47,406,798	44,627,475

(1)	Funds From Operations (“FFO”) and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”). NAREIT defines FFO as the most commonly accepted and reported measure of a REIT’s operating performance equal to “net income (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from sales of property plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.”

Management uses FFO and FFO per share to compare and evaluate its own operating results from period to period, and to monitor the operating results of the Company’s peers in the REIT industry. The Company reports FFO and FFO per share because these measures are observed by management to also be the predominant measures used by the REIT industry and by industry analysts to evaluate REITs. However, FFO does not represent cash generated from operating activities determined in accordance with accounting principles generally accepted in the United States (“GAAP”) and is not necessarily indicative of cash available to fund cash needs. FFO should not be considered an alternative to net income as an indicator of the Company’s operating performance or as an alternative to cash flow as a measure of liquidity.

(2)	See schedule 3, Statement of Cash Flows, for a reconciliation of non-cash items included in net income.

Healthcare Realty Trust Supplemental Data Report Three Months Ended December 31, 2005	Page 5 of 14

5)	INVESTMENT PROGRESSION
A)	Construction in Progress

		For the Three		For the Twelve
	Number of	Months Ended	Number of	Months Ended
	Properties	12/31/05	Properties	12/31/05

Balance at beginning of period	1	$6,819	2	$18,826

Fundings on projects in existence at the beginning of the period	0	40	0	4,339

New Projects started during the period (1)	1	171	1	171

Completions	0	0	(1)	(16,306)

Balance at end of period	2	$7,030	2	$7,030

B)	Real Estate Properties (2)

		For the Three		For the Twelve
	Number of	Months Ended	Number of	Months Ended
	Properties	12/31/05	Properties	12/31/05

Balance at beginning of period	235	$1,842,125	243	$1,889,369

Acquisitions	0	0	8	56,417

Additions/Improvements	0	9,994	0	27,349

Completions (CIP)	0	0	1	16,306

Sales	0	0	(17)	(137,322)

Balance at end of period	235	$1,852,119	235	$1,852,119

C)	Mortgage Notes Receivable

		For the Three		For the Twelve
	Number of	Months Ended	Number of	Months Ended
	Investments	12/31/05	Investments	12/31/05

Balance at beginning of period	10	$95,648	8	$40,321

Funding of Mortgages (1)	2	10,750	6	71,976

Repayments	0	0	(2)	(4,073)

Amortization	0	0	0	(217)

Scheduled Principal Payments	0	(603)	0	(2,212)

Balance at end of period	12	$105,795	12	$105,795

(1)	During the quarter the Company funded two new mortgage notes receivable consisting of one group of independent living facilities and one group of assisted living facilities totaling $10.8 million. Also during the quarter, the Company began work on a new medical office building development in Texas.

(2)	Real Estate Properties includes assets held for sale.

Healthcare Realty Trust Supplemental Data Report Three Months Ended December 31, 2005	Page 6 of 14

6) INVESTMENT BY TYPE AND GEOGRAPHIC LOCATION

		Inpatient Facilities
	Medical Office/	Assisted	Skilled	Inpatient	Independent	Other
	Outpatient	Living	Nursing	Rehab	Living	Inpatient		% of
	Facilities	Facilities	Facilities	Facilities	Facilities	Facilities	Total	Total

Master Leases
1 Alabama	$55,560	$4,457		$17,722			$77,739	3.96%
2 Arizona	5,253						5,253	0.27%
3 Arkansas	3,055						3,055	0.16%
4 California	25,834					$12,688	38,522	1.96%
5 Florida	89,260	16,067		11,703			117,030	5.96%
6 Georgia	4,278	6,025					10,303	0.52%
7 Illinois	13,425						13,425	0.68%
8 Indiana			$3,790				3,790	0.19%
9 Massachusetts	12,035						12,035	0.61%
10 Michigan			24,107			13,859	37,966	1.93%
11 Mississippi		3,569					3,569	0.18%
12 Missouri	21,057	6,250	11,139				38,446	1.96%
13 Nevada	3,801						3,801	0.19%
14 North Carolina		3,982					3,982	0.20%
15 Ohio		4,612					4,612	0.23%
16 Oklahoma			13,037				13,037	0.66%
17 Pennsylvania		32,179	21,764	113,867			167,810	8.54%
18 South Carolina			26,786				26,786	1.36%
19 Tennessee	7,963	3,967	6,452		$19,187		37,569	1.91%
20 Texas	41,418	28,895		13,203	44,112	6,022	133,650	6.80%
21 Virginia	65,043	17,675	38,040				120,758	6.15%

Total Master Leases	$347,982	$127,678	$145,115	$156,495	$63,299	$32,569	$873,138	44.44%

		Same facility NOI growth for Master Leases (4Q2005 vs. 4Q2004): 2.6%

Operating Properties
1 Arizona	$26,933						$26,933	1.37%
2 California	97,203						97,203	4.95%
3 District of Columbia	28,940						28,940	1.47%
4 Florida	107,571						107,571	5.47%
5 Georgia	10,054						10,054	0.51%
6 Hawaii	28,914						28,914	1.47%
7 Illinois	18,852						18,852	0.96%
8 Kansas	11,975						11,975	0.61%
9 Louisiana	11,685						11,685	0.59%
10 Maryland	14,554						14,554	0.74%
11 Michigan	21,369						21,369	1.09%
12 Mississippi	10,887						10,887	0.55%
13 Missouri	18,964						18,964	0.97%
14 Nevada	53,298						53,298	2.71%
15 Pennsylvania	23,304						23,304	1.19%
16 Tennessee	153,293						153,293	7.80%
17 Texas	306,025						306,025	15.57%
18 Virginia	9,498						9,498	0.48%
19 Wyoming	19,517						19,517	0.99%

Total Oper. Properties	$972,836	$—	$—	$—	$—	$—	$972,836	49.51%

		Same facility NOI growth for Operating Properties (4Q2005 vs. 4Q2004): 3.9%

Corporate Property							13,175	0.67%

Total Equity Investments	$1,320,818	$127,678	$145,115	$156,495	$63,299	$32,569	$1,859,149	94.62%

Wtd Avg Depreciable Life (yrs):	34.4	32.8	33.3	34.8	33.1	34.6	34.3
Wtd Avg Period Held (yrs):	7.4	6.2	6.7	7.2	4.4	8.6	6.6

Mortgages
1 Arizona		$4,524					$4,524	0.23%
2 California		4,732					4,732	0.24%
3 Florida		11,032					11,032	0.56%
4 Georgia		4,750					4,750	0.24%
5 Indiana					$6,000		6,000	0.31%
6 Maryland			$27,333				27,333	1.39%
7 Oregon		2,563					2,563	0.13%
8 Tennessee			12,636				12,636	0.64%
9 Washington		32,225					32,225	1.64%

Total Mtg. Investments	$—	$59,826	$39,969	$—	$6,000	$—	$105,795	5.38%

		Same facility NOI growth for Mortgages (4Q2005 vs. 4Q2004): 0.81%

Total Investments	$1,320,818	$187,504	$185,084	$156,495	$69,299	$32,569	$1,964,944	100.00%

Percent of $ Invested	67.66%	9.61%	9.48%	8.02%	3.55%	1.67%	100.00%

Number of Investments	163	34	32	9	8	3	249

Number of Beds		2,423	3,123	757	940	374	7,617

Healthcare Realty Trust Supplemental Data Report Three Months Ended December 31, 2005	Page 7 of 14

7)	SQUARE FEET OWNED AND/OR MANAGED (1)
A)	By Geographic Location

	Number of Properties			Owned			Third Party
		Third		Not	Construction		Property
	Owned	Party	Total	Managed	In Progress	Managed	Management	Total	Percent
1 Texas	50		50	832,454	123,200	2,316,236		3,271,890	24.75%
2 Tennessee	23	5	28	536,799		1,259,154	246,857	2,042,810	15.45%
3 Florida	29		29	715,481		603,273		1,318,754	9.97%
4 Virginia	24	1	25	853,750		143,257	111,998	1,109,005	8.39%
5 Pennsylvania	20		20	722,053		114,797		836,850	6.33%
6 California	12		12	184,913		458,465		643,378	4.87%
7 Michigan	12		12	364,635		198,909		563,544	4.26%
8 Alabama	10		10	507,493				507,493	3.84%
9 Hawaii	3		3		144,000	138,450		282,450	2.14%
10 Missouri	10		10	172,412		106,146		278,558	2.11%
11 Arizona	7	1	8	44,230		160,780	59,106	264,116	2.00%
12 Illinois	3		3	115,100		141,765		256,865	1.94%
13 Nevada	3		3	16,878		225,456		242,334	1.83%
14 South Carolina	4		4	187,958				187,958	1.42%
15 District of Columbia	2		2			182,836		182,836	1.38%
16 Mississippi	3	2	5	25,000		94,987	48,710	168,697	1.28%
17 Connecticut		24	24				161,823	161,823	1.22%
18 Wyoming	1		1	—		139,647		139,647	1.06%
19 Georgia	5		5	65,741		73,504		139,245	1.05%
20 Oklahoma	5		5	139,216				139,216	1.05%
21 Louisiana	2		2			133,211		133,211	1.01%
22 Maryland	2		2			86,703		86,703	0.66%
23 Massachusetts	2		2	84,242				84,242	0.64%
24 Kansas	1		1			70,908		70,908	0.54%
25 North Carolina	1		1	33,181				33,181	0.25%
26 Ohio	1		1	33,181				33,181	0.25%
27 Indiana	1		1	29,500				29,500	0.22%
28 Arkansas	1		1	11,963				11,963	0.09%
29 New York		1	1				1,926	1,926	0.01%

Total Properties / Square Feet	237	34	271	5,676,180	267,200	6,648,484	630,420	13,222,284	100.00%

B)	By Facility Type

	Owned				Third Party
	Not	Construction		Total	Property
	Managed	In Progress	Managed	Owned	Management	Total
Medical Office/Outpatient Facilities	2,230,261	267,200	6,648,484	9,145,945	630,420	9,776,365
Assisted Living Facilities	886,982			886,982		886,982
Skilled Nursing Facilities	973,446			973,446		973,446
Inpatient Rehab Hospitals	643,383			643,383		643,383
Independent Living Facilities	725,767			725,767		725,767
Other Inpatient Facilities	216,341			216,341		216,341

Total Square Feet	5,676,180	267,200	6,648,484	12,591,864	630,420	13,222,284

Percent of Total Square Footage	42.93%	2.02%	50.28%	95.23%	4.77%	100.00%

Total Number of Properties	131	2	104	237	34	271

(1)	Mortgage investments not included.

Healthcare Realty Trust Supplemental Data Report Three Months Ended December 31, 2005	Page 8 of 14

8) SQUARE FOOTAGE BY OWNERSHIP TYPE (1)
     A) Occupants Greater Than 1% (2)

		Inpatient Facilities
	Medical Office/	Assisted	Skilled	Inpatient	Independent	Other		% of
	Outpatient	Living	Nursing	Rehab	Living	Inpatient		Total (3)
	Facilities	Facilities	Facilities	Facilities	Facilities	Facilities	Total	Square Feet

1 Healthsouth	105,176			643,383			748,559	5.94%
2 Baylor Health Systems	568,072						568,072	4.51%
3 Emeritus Corporation		502,119					502,119	3.99%
4 HCA	421,282						421,282	3.35%
5 Cordia Enterprises					417,025		417,025	3.31%
6 Senior Lifestyles					308,742		308,742	2.45%
7 Epic Healthcare			269,967				269,967	2.14%
8 Formation Capital			151,172				151,172	1.20%
9 Ascension Nashville	150,612						150,612	1.20%
10 Melbourne Internal Medicine Assocs	140,125						140,125	1.11%

All Other Occupants:	7,760,678	384,863	552,307	—	—	216,341	8,914,189	70.79%

Total	9,145,945	886,982	973,446	643,383	725,767	216,341	12,591,864	100.00%

(1)	Mortgage investments not included.

(2)	Medical Office/Outpatient Facilities consists of approximately 2,465 occupants with an average square footage of approximately 3,660 feet per each, while Inpatient Facilities consists of 18 occupants with an average square footage of approximately 191,000 feet per each.

(3)	Based on Total Square Footage of Owned Properties
9) LEASE/MORTGAGE MATURITY SCHEDULE
     A) Leases

					Weighted
		Number of			Average
		Operating	Estimated	Percent of	Remaining
	Number of	Property	Annualized	Annualized	Lease
	Master Leases	Leases	Net Revenue	Net Revenue	Term (Years)

2006	3	260	22,345	11.26%	0.04
2007	11	245	21,201	10.68%	0.15
2008	13	184	19,554	9.85%	0.30
2009	21	229	34,653	17.46%	0.56
2010	12	104	14,258	7.18%	0.39
2011	7	34	13,442	6.77%	0.34
2012	5	20	6,824	3.44%	0.26
2013	24	27	21,593	10.88%	1.09
2014	4	28	6,856	3.45%	0.20
2015	8	11	7,753	3.91%	0.35
After 2015	22	5	30,001	15.12%	2.25

Total	130	1,147	$198,480	100.00%	5.93

Number of Properties Represented: 235
     B) Mortgages

				Weighted
				Average
		Estimated	Percent of	Remaining
	Number of	Annualized	Annualized	Mortgage
	Mortgages	Net Revenue	Net Revenue	Term (Years)

2006	3	3,348	29.18%	0.04
2007	1	540	4.71%	0.04
2008	5	4,667	40.68%	0.97
2009	3	2,918	25.43%	0.78
2010	0	—	0.00%	0.00
2011	0	—	0.00%	0.00
2012	0	—	0.00%	0.00
2013	0	—	0.00%	0.00
2014	0	—	0.00%	0.00
2015	0	—	0.00%	0.00
After 2015	0	—	0.00%	0.00

Total	12	$11,473	100.00%	1.84

Healthcare Realty Trust Supplemental Data Report Three Months Ended December 31, 2005	Page 9 of 14

10) CONSTRUCTION IN PROGRESS — AS OF DECEMBER 31, 2005

	Estimated
	Substantial		Investment	Remaining	Total
Operator	Completion Date	Properties	Balance	Commitment	Real Estate (1)

CIP
Baylor All Saints MOB	3Q 2007	1	$171	$21,939	$22,110
Hawaii MOB (1)	4Q 2008	1	6,859	40,141	47,000

Total CIP (2)		2	$7,030	$62,080	$69,110

Other Commitments
Baylor Downtown MOB (3)	2Q 2007	1	—	30,600	30,600

Total Commitments		3	$7,030	$92,680	$99,710

Percentage of construction in progress to total investment portfolio:					0.36%

(1)	During the second quarter of 2004, the Company acquired land in Honolulu. The site is currently under preparation, and the building is in the design phase.

(2)	During the three and twelve months ended December 31, 2005, the Company capitalized interest in the amount of $172 thousand and $1.4 million respectively.

(3)	In January, 2006, the Company entered into an agreement to develop a medical office building in Texas. The Company has committed $30.6 million to this project and anticipates completion in the 2nd quarter of 2007.
11) DIVIDEND HISTORY (dollars not rounded to thousands)
A)	Common Stock

			Change
			From Prior
Operating Period	Payment Date	Amount	Quarter	Annualized

First Quarter 2001	June 7, 2001	0.575	0.005	2.30
Second Quarter 2001	Sept. 6, 2001	0.580	0.005	2.32
Third Quarter 2001	Dec. 6, 2001	0.585	0.005	2.34
Fourth Quarter 2001	Mar. 6, 2002	0.590	0.005	2.36

First Quarter 2002	June 6, 2002	0.595	0.005	2.38
Second Quarter 2002	Sept. 5, 2002	0.600	0.005	2.40
Third Quarter 2002	Dec. 5, 2002	0.605	0.005	2.42
Fourth Quarter 2002	Mar. 6, 2003	0.610	0.005	2.44

First Quarter 2003	June 5, 2003	0.615	0.005	2.46
Second Quarter 2003	Sept. 4, 2003	0.620	0.005	2.48
Third Quarter 2003	Dec. 4, 2003	0.625	0.005	2.50
Fourth Quarter 2003	Mar. 4, 2004	0.630	0.005	2.52

First Quarter 2004	June 3, 2004	0.635	0.005	2.54
Second Quarter 2004	Sept. 2, 2004	0.640	0.005	2.56
Third Quarter 2004	Dec. 2, 2004	0.645	0.005	2.58
Fourth Quarter 2004	Mar. 3, 2005	0.650	0.005	2.60

First Quarter 2005	June 2, 2005	0.655	0.005	2.62
Second Quarter 2005	Sept. 1, 2005	0.660	0.005	2.64
Third Quarter 2005	Dec. 2, 2005	0.660	0.000	2.64
Fourth Quarter 2005	Mar. 2, 2006	0.660	0.000	2.64
B)	Information Regarding Taxable Status of 2004 and 2005 Cash Distributions on HR Common Shares

	Cash	Taxable		Total
	Distribution	Ordinary	Return of	Capital
	Per Share	Dividend	Capital	Gain

2004	$2.5500000	$1.6260000	$0.9240000	$—
2005	$2.6250000	$1.7684479	$0.7402763	$0.1162758

Healthcare Realty Trust Supplemental Data Report Three Months Ended December 31, 2005	Page 10 of 14

12) LONG-TERM DEBT INFORMATION — As of December 31, 2005
A)	Breakdown Between Fixed and Variable Rate Debt:

	Balance	Effective Rate

Fixed Rate Debt:
Senior Notes due 2006	$29,400	9.49%
Senior Notes due 2011, net	306,629	7.218%	See Note (C)
Senior Notes due 2014, net	298,708	5.190%	See Note (F)
Mortgage Notes Payable	70,709	Range from 5.49% to 8.00%	See Note (D)

	705,446

Variable Rate Debt:
Unsecured Credit Facility due 2006	73,000	1.10% over LIBOR	See Note (E)

	73,000

Total	$778,446

B)	Future Maturities:

						2011
	2006	2007	2008	2009	2010	and After	Total

Fixed Rate Debt:
Senior Notes due 2006	$29,400	$—	$—	$—	$—	$—	$29,400
Senior Notes due 2011, net	1,956	2,099	2,254	2,419	2,597	295,304	306,629
Senior Notes due 2014, net	(131)	(138)	(145)	(153)	(161)	299,436	298,708
Mortgage Notes Payable	4,422	4,781	5,138	5,530	5,947	44,891	70,709
Variable Rate Debt:
Unsecured Credit Facility due 2006	73,000	—	—	—	—	—	73,000

	$108,647	$6,742	$7,247	$7,796	$8,383	$639,631	$778,446

C)	In May 2001, the Company sold $300 million principal amount of unsecured Senior Notes due May 2011. The notes were priced to yield 8.202%. The Company also entered into an interest rate swap agreement with two banks on $125 million of these notes on which the Company will effectively pay interest at the equivalent rate of 4.12% over six month LIBOR. The rate is established each May 1 and November 1 for the previous six month period. The fair value of the interest rate swap is combined with the principal balance of the Senior Notes due 2011.

D)	In April 2001, the Company entered into six Mortgage Notes Payable with an aggregate principal balance of $35 million related to collateral with a book value at March 31, 2001 of $78.2 million. These Mortgage Notes Payable and related collateral are held by special purpose entities whose sole members are solely owned subsidiaries of HR. These Mortgage Notes Payable bear interest at 7.22%, are payable in monthly installments of principal and interest and mature in May 2011. Related to its second quarter 2005 acquisitions, the Company concurrently entered into or assumed mortgage notes of $9.2 million with interest rates ranging from 5.55% to 8.0%. In December 2005, the Company entered into a $15.1 million Mortgage Note Payable bearing interest of 5.490%.

E)	As of December 31, 2005, the Company had a three year $300 million senior unsecured revolving credit facility. The facility bore interest at LIBOR rates plus 1.10%, payable quarterly, and was scheduled to mature in October 2006. Under this credit facility, the Company paid a facility fee of 0.35% on the commitment, and was subject to other terms and conditions customary for transactions of this nature. Effective January 25, 2006, the Company entered into a new three year $400 million senior unsecured revolving credit facility. The new facility may be increased to $650 million at any time during the first two years of the facility term, at the Company’s request, subject to the availability of additional capital commitments, and may be extended for one year. The new facility currently bears interest at LIBOR rates plus 0.90% payable quarterly and matures in January 2009. In addition, the Company will pay a facility fee, currently 0.20%, on the commitment and is subject to other terms and conditions customary for such transactions.

F)	In March 2004, the Company sold at a discount $300 million principal amount of 5.125% unsecured Senior Notes due April 2014. The notes were priced to yield 5.19%.

G)	Credit Rating:

Moody’s Investors Service has assigned a “Baa3” credit rating to the Company’s Senior Notes due 2006, 2011, and 2014.

Standard & Poor’s has assigned a “BBB-” credit rating to the Company’s Senior Notes due 2006, 2011, and 2014.

Fitch Ratings has assigned a “BBB” credit rating to the Company’s Senior Notes due 2006, 2011, and 2014.

Healthcare Realty Trust Supplemental Data Report Three Months Ended December 31, 2005	Page 11 of 14

13) COMMON SHARES INFORMATION
The share amounts below set forth the computation of basic and diluted shares (in accordance with FASB Statement No. 128) which will be used as the denominator in the computation of EPS and FFO per share amounts:

	For the Three Months		For the Twelve Months
	Ended December 31,		Ended December 31,
	2005	2004	2005	2004
Total Common Shares Outstanding	47,768,148	47,701,108	47,768,148	47,701,108

Weighted Average Common Shares Outstanding	47,759,173	47,690,534	47,746,562	45,015,205
Weighted Average Actual Restricted Stock Shares	(1,270,705)	(1,313,404)	(1,281,347)	(1,308,677)

Denominator Shares for Basic Common Share EPS and FFO	46,488,468	46,377,130	46,465,215	43,706,528

Dilutive effect of restricted stock shares	901,450	925,110	894,134	867,671
Dilutive effect of employee stock purchase plan	39,607	46,532	47,449	53,276

Denominator Shares for Diluted Common Share EPS and FFO	47,429,525	47,348,772	47,406,798	44,627,475

Note 1: As of December 31, 2005, HR had approximately 1,908 shareholders of record.

Note 2: During the third quarter of 2004, the Company issued 4.6 million shares of common stock at $36.30 per share ($34.57 per share net of discounts and commissions) in an underwritten public offering and received approximately $159.0 million in net proceeds.
14) BENEFICIAL SECURITY OWNERSHIP BY MANAGEMENT AND DIRECTORS AS OF DECEMBER 31, 2005

Officers	Owned		Restricted (1)	Total
David R. Emery	185,872	(2)	773,757	959,629
Scott W. Holmes	2,310		16,871	19,181
J. D. Carter Steele	3,723		16,471	20,194
John M. Bryant, Jr.	854		6,786	7,640
Other Officers as a group	60,900		448,868	509,768
Directors as a group	52,482		10,100	62,582

Total	306,141		1,272,853	1,578,994

(1)	These shares are subject to long-term vesting requirements pursuant to the terms of the 1993 Employees Stock Incentive Plan, the 2003 Employees Restricted Stock Incentive Plan and the HR Discretionary Bonus Program.

(2)	Includes 143,352 shares owned by the Emery Family Limited Partnership and 1,448 shares owned by the Emery Family 1993 Irrevocable Trust. Mr. Emery is a limited partner of the partnership and a beneficiary of the trust, but has no voting or investment power with respect to the shares owned by such partnership or trust.
15) INSTITUTIONAL HOLDINGS AS OF SEPTEMBER 30, 2005

A)	Institutional Shares Held:	28,311,747	(Source: Form 13F Filings)

B)	Number of Institutions:	204

C)	Percentage of Common Shares Outstanding:	59.51%

16) BOOK VALUE PER COMMON SHARE

Total Stockholders’ Equity	$912,468
Total Common Shares Outstanding	47,768,148

Book Value Per Common Share	$19.10

Healthcare Realty Trust Supplemental Data Report Three Months Ended December 31, 2005	Page 12 of 14

17)	OTHER CORPORATE INFORMATION
A)	Corporate Headquarters:
Healthcare Realty Trust Incorporated
Healthcare Realty Services Incorporated
3310 West End Avenue, Suite 700
Nashville, TN 37203
Phone: 615-269-8175
Fax: 615-269-8461
E-mail: hrinfo@healthcarerealty.com
          Other Offices:
Central Regional Office — Arizona
Tennessee Regional Office — Tennessee
Texas Regional Office — Texas
Western Regional Office — California
B)	Stock Exchange, Symbol and CUSIP Number:

Security Description	Stock Exchange	Symbol	CUSIP Number

Common Stock	New York Stock Exchange	HR	421946104
Senior Notes due 2011	OTC	HR	421946AE4
Senior Notes due 2014	OTC	HR	421946AF1
C)	Web Site: www.healthcarerealty.com
D)	Corporate Officers:
Healthcare Realty Trust Incorporated
David R. Emery, Chairman of the Board and Chief Executive Officer
John M. Bryant, Jr., Senior Vice President and General Counsel
Scott W. Holmes, Senior Vice President and Chief Financial Officer
J. D. Carter Steele, Senior Vice President and Chief Operating Officer
Fredrick M. Langreck, Senior Vice President / Treasurer
B. Douglas Whitman, Senior Vice President / Real Estate Investments
James M. Albright, Vice President / Asset Management
Stephen E. Cox, Jr., Vice President / Assistant General Counsel
James C. Douglas, Vice President / Asset Administration
Angela R. Hoke, Vice President and Chief Accounting Officer
Leigh Ann Stach, Vice President / Financial Reporting
Roger O. West, Vice President / Special Counsel
William R. Davis, Associate Vice President / Information Technology
Toni L. Ewing, Associate Vice President / Asset Administration
Robert E. Hull, Associate Vice President / Asset Administration
Bethany A. Mancini, Associate Vice President / Corporate Communications
Todd J. Meredith, Associate Vice President / Real Estate Investments
Rebecca T. Oberlander, Associate Vice President / Human Resources
Amy M. Poley, Associate Vice President / Real Estate Investments
Timothy H. Staggs, Associate Vice President / Corporate Compliance
Kimberly R. Sullivan, Associate Vice President / Asset Administration
Rita H. Todd, Corporate Secretary
Healthcare Realty Services Incorporated
J.D. Carter Steele, President
Anne C. Barbour, Vice President / National Asset Manager
Gilbert T. Irvin, Vice President / Operations
Julie A. Wilson, Vice President / National Asset Manager
Amy A. Byrd, Associate Vice President / National Asset Manager
Revell M. Lester, Associate Vice President / Project Development Services
Steve L. Standifer, Associate Vice President / Real Estate Investments
E)	Board of Directors:
David R. Emery, Chairman of the Board and Chief Executive Officer, Healthcare Realty Trust Incorporated
Errol L. Biggs, Ph.D., Director — Center for Health Administration, University of Colorado (Healthcare Academician)
C. Raymond Fernandez, M.D., Chief Executive Officer and Chief Medical Officer, Piedmont Clinic (Physician)
Batey M. Gresham, Jr., A.I.A., Founder, Gresham Smith & Partners (Healthcare Architect)
Marliese E. Mooney (Hospital Operations Consultant)
Edwin B. Morris III, Managing Director, Morris & Morse (Real Estate Finance Executive)
J. Knox Singleton, Chief Executive Officer, INOVA Health Systems (Healthcare Provider Executive)
Bruce D. Sullivan, retired audit partner, Ernst & Young LLP (Accounting and Financial Reporting Executive)
Dan S. Wilford, retired President and Chief Executive Officer, Memorial Hermann Healthcare System (Healthcare Provider Executive)

Healthcare Realty Trust Supplemental Data Report Three Months Ended December 31, 2005	Page 13 of 14

17) OTHER CORPORATE INFORMATION (cont.)
     F)       Professional Affiliations:

Independent Public Auditors
BDO Seidman, LLP
Clark Tower
5100 Poplar Avenue, Suite 2600
Memphis, TN 38137-2601

Transfer Agent
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010
Phone: 781-575-3400
     G)      Direct Deposit of Dividends:

Direct deposit of dividends is offered as a convenience to stockholders of record. For information, write Computershare, Shareholder Services, P.O. Box 43010, Providence, RI 02940-3010, or call (781) 575-3400.

     H)       Analysts Providing Research Coverage on HR:

A.G. Edwards & Sons, Inc.	John Sheehan (314) 955-5834
Friedman, Billings, Ramsey & Co.	Paul Morgan (415) 874-3412
Harris Nesbitt Corp.	Richard Anderson (212) 885-4180
Stifel Nicolaus & Co., Inc.	Jerry Doctrow (410) 454-5142
Prudential Securities, Inc.	Jamie Feldman (212) 778-1724
Ryan Beck & Co.	Robert Mains (201) 748-4965
Wachovia Securities	Stephen Swett (212) 909-0954
     I)       Investor Relations:

Healthcare Realty Trust Incorporated
3310 West End Avenue, Suite 700
Nashville, TN 37203
Attention: Bethany A. Mancini
Phone: 615-269-8175
Fax: 615-269-8461
E-mail: BMancini@healthcarerealty.com
In addition to the historical information contained within, this enclosed information may contain forward-looking statements that involve risks and uncertainties, including the development of transactions that may materially differ from the results of these projections. These risks are discussed in a 10-K filed with the SEC by Healthcare Realty Trust for the year ended December 31, 2004. Forward-looking statements represent the Company’s judgment as of the date of the release of this information. The Company disclaims any obligation to update this forward-looking material.

Healthcare Realty Trust Supplemental Data Report Three Months Ended December 31, 2005	Page 14 of 14